BMT BRYN MAWR TRUST

NASDAQ: BMTC

Bryn Mawr Trust is synonymous with relationship-driven banking, money management and wealth preservation for individuals, families, businesses and institutions in and around the Delaware Valley. Bryn Mawr Bank Corporation's subsidiaries provide some of the most sophisticated private banking, wealth management and middle-market commercial banking solutions available to clients in the Greater Philadelphia, Eastern Pennsylvania and Southern New Jersey markets today.

INVESTMENT THESIS

- Revenue mix diversified by substantial fee income platform
- Consistent, disciplined cost control balances efficiency with prudent investment.
- Seasoned leadership with proven record of execution
- Unique, relationship-based client focus and credit discipline
- Attractive geographic market with opportunity for growth
- Superior profitability among peers

20% Total assets CAGR
- 4 years

16% Total revenue CAGR
- 4 years

16% GAAP pre-tax income CAGR
- 4 years

34% Operating revenue from non-interest income

DIVERSE REVENUE MIX
LTM Ended March 31, 2019



3%
3%
9%
19%
66%
Net interest income
Wealth management fees
Insurance revenue
Capital markets revenue
Other non-interest income

ANNUAL GROWTH
($000)



16% CAGR
16% CAGR
200,000
150,000
100,000
50,000
0
2014
2015
2016
2017
2018
LTM
Ended 3/31/19
Total revenue
Pre-tax income

SUPERIOR PROFITABILITY

1Q19	Non-interest Income to Operating Revenue	Core ROATCE*	Core ROAA*
BMTC	33.84%	16.59%	1.27%
Peers[1]	27.20%	15.93%	1.31%
$3-$5B Commercial Banks[1]	19.47%	12.31%	1.18%

(1) Source: S&P Global Market Intelligence

A PREMIER REGIONAL BANKING BRAND
With a Nationwide Client Base



52 locations in and around the Delaware Valley
Princeton
Hershey
Bryn Mawr
Philadelphia
Wilmington

BRYN MAWR TRUST | 1 | 1Q2019

DIFFERENTIATED NON-INTEREST REVENUE PLATFORM WEALTH MANAGEMENT STRATEGY BMT’s wealth management offering sets it apart from both larger and smaller competitors. Through a personalized and rigorous advice-driven approach, we meet clients’ financial needs across the spectrum of personal and business solutions. This “One BMT” strategy allows us to offer a highly sophisticated suite of products and services that the typical independent advisor can’t offer, with a client experience unmatched by larger institutions. GROWING ASSETS UNDER MANAGEMENT WEALTH AND INSURANCE REVENUE ($ billions) ($ millions) $49.1 $49.2 $43.3 �16 $14.74 ��� $40.4 �� $13.43 $40.6 CAGR $12.97 1�� $37.9 $11.33 CAGR ��� �1� $8.37 $7.70 �3� �� ��� �� �1� � � �� ��1� ��1� ��16 ��1� ��1� �TM ��1� ��1� ��16 ��1� ��1� 1Q19 ����� 3�31�19 DISTINCT OFFERING ANTICIPATES HIGH-NET-WORTH CLIENT NEEDS Wealth Management • Delaware trust and other trust and custody solutions, alongside investment management services, through dedicated client service teams. MANAGEMENT Insurance INVESTMENT ADVICE AND • Built for and around Bryn Mawr Trust wealth management PLANNING business and its clients, with with almost half of annual premium dollars generated by personal lines. TRUST HIGH NETWORTH INDIVIDUALS INSURANCE BUSINESS OWNERS � UNIQUE CLIENT RELATIONSHIPS DRIVE CAPITAL � � � MARKETS T � � � PROFITABILITY AND OPPORTUNITY � � � ONE � B INSTITUTIONS T A � � • ”One BMT” culture aspires to find every opportunity A BMT TREASURY � to anticipate, meet and exceed clients’ multi-faceted MANAGEMENT needs as a single, seamless team. MIDDLE MARKET • Ample opportunity to increase market share in and BUSINESSES BUSINESS around the Delaware Valley. LOANS NONPROFITS RESIDENTIAL MORTGAGE BANKING PERSONAL BRYN MAWR TRUST | 2 | 1Q2019

BMT BRYN MAWR TRUST

BANKING OPPORTUNITY IN A PREMIER MARKET

COMMERCIAL BANKING STRATEGY

BMT provides expert business banking, commercial banking and capital markets solutions in and around the Delaware Valley, home to hundreds of thousands of businesses. Through our "One BMT" approach, we aim to execute on the abundant opportunity to grow the bank's balance sheet and relationships with non-profit, institutional, privately-held and family-owned business clients and their principals.

DIVERSIFIED LOAN PORTFOLIO

($ billions)



$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.65
$2.27
$2.54
$3.29
$3.43
$3.52
20% CAGR
2014
2015
2016
2017
2018
1Q19

LOAN COMPOSITION

1Q19 - $3.52B



Commercial & Industrial 20%
Residential Mortgage 14%
Home Equity Lines & Loans 6%
Construction 5%
Leases 4%
Consumer 1%
Commercial Mortgage 50%

11% LQA loan growth

VALUABLE DEPOSIT FRANCHISE



Non- interest Bearing Deposits / Total Deposits
30%
25%
20%
15%
10%
26%
28%
29%
27%
25%
24%
3.93%
3.79%
3.75%
3.54%
1.46%
0.43%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Cost of Funds / Net Interest Margin
2014
2015
2016
2017
2018
1Q19
NIBD % of Total Deposits
COF
NIM
NIM ex. Purchase Accounting*

CAPITAL MARKETS

BMT is a premier provider of a full range of capital markets products and services, thanks to talent and infrastructure investments made in 2016 and 2017, allowing the company to expand the breadth and depth of its commercial banking relationships with middle-market customers requiring sophisticated interest rate hedging and derivatives, foreign exchange and international payments, and trade finance products.

ATTRACTIVE IN-MARKET DEPOSITS FUND LOAN GROWTH

Commercial accounts represent ~50% of total deposits and more than 80% of non-interest DDAs, providing funding for commercial loan growth.

DEPOSIT MARKET SHARE OPPORTUNITY

PHILADELPHIA MSA[1]

	HoldCo	Branches	Deposits[4]	Share
1	WFC	190	$30.2	17.6%
2	TD[2]	140	$23.6	13.8%
3	PNC	160	$21.9	12.8%
4	CFG	172	$19.2	11.2%
5	BAC	84	$15.1	8.8%
6	WSFS[3]	110	$9.0	5.3%
7	MTB	59	$8.2	4.8%
8	BBT	90	$5.0	2.9%
9	SAN	70	$4.8	2.8%
10	UVSP	39	$3.5	2.0%
		1,114	$140.5	81.8%
11	BMTC	43	$3.4	2.0%
		1,157	$143.9	83.8%

[1]Excludes non-retail competitors (≤2 branches in MSA) | [2]Excludes single DE-based TD branch with $95.3B in deposits | [3]Pro forma for BNCL acquisition by Wilmington's WSFS | [4]Billions | Source: SPGMI data from FDIC 6/30/2018 Summary of Deposits report

BRYN MAWR TRUST | 3 | 1Q2019

BMT BRYN MAWR TRUST

INVESTING FOR THE FUTURE

UNIQUELY POSITIONED TO SUCCEED IN COMPETITIVE ENVIRONMENT

STRATEGIC OBJECTIVES

- Execute on organic growth strategy through an advice-driven, technology-enabled customer experience
- Continue to diversify business activities (interest and non-interest income sources) to strengthen predictability of financial performance
- Leverage technology to drive process improvement and increased productivity
- Accelerate investment in risk management capabilities to further strengthen operational capacity and drive scale

AREAS OF FOCUS

- Investing in technology to drive improved business efficiency and scalability
- Adding talent to front and back of house to drive new business development and accelerate the maturation of organization's processes
- Implementing CRM system to facilitate and enhance sales culture and accountability
- Continuing to upgrade digital and mobile offerings to enhance customer experience

CONSISTENT DIVIDEND GROWTH

Enhancing near-term shareholder return with 14% increase to quarterly dividend in 3Q18, to $0.25.

QUARTERLY CASH DIVIDENDS	3/31/19
Consecutive years with increase	Eight
Five-year growth	38.9%
Yield	2.77%
Payout (LTM)	33.3%

INVESTMENT PROFILE

March 31, 2019	BMTC	$3B-$5B Banks[1]
Closing price	$36.13	
52-week high	$49.90	
52-week low	$33.10	
Av daily vol (3 month)	51,728	
Market cap (millions)	728.66	573.77
P/E	12.4	13.4
P/TBV	197.0	163.7
Float as % outstanding shares	98.4	89.6
Institutional ownership as % outstanding shares	77.4	48.6

[1] Publicly traded commercial banks with MRQ assets of $3 billion to $5 billion
Source: S&P Global Market Intelligence

IMPORTANT INFORMATION

***Non-GAAP Reconciliations:** Please refer to **page 5** for a calculation and reconciliation of any non-GAAP financial measures contained herein.

Safe Harbor Disclosure: This document may contain "forward-looking statements," within the meaning of the Securities Act of 1933, Securities Exchange Act of 1934, and Private Securities Litigation Reform Act of 1995, each as amended, which involve risks and uncertainties that could cause actual results to differ materially from those discussed in these statements. These risks are detailed in the company's latest Form 10-Q and 10-K filed with the Securities and Exchange Commission. All forward-looking statements and information set forth herein are based on management's beliefs and assumptions as of March 31, 2019 and speak only as of such date. The company does not undertake to update forward-looking statements.

Peer Group: The peer group used for comparison purposes in the company's IR materials may be found at http://www.snl.com/IRW/Peer/100154

Member FDIC. Equal Housing Lender. Securities, insurance, foreign exchange, and derivatives products are not a deposit, not FDIC insured, not bank guaranteed, not insured by any federal government agency, and may lose value.

CONTACT INFO

Frank Leto
President & CEO
610-581-4730

Mike Harrington
EVP & CFO
610-526-2466

Chad Fortenbaugh
Investor Relations
610-581-4823

BRYN MAWR TRUST | 4 | 1Q2019

Bryn Mawr Bank Corporation

Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)

(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor's proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation's performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

		As of or For the Three Months Ended March 31, 2019
Calculation of Return on Average Tangible Equity (core):		
Net income attributable to BMBC (a GAAP measure)	$	10,677
Add: Tax-effected non-core noninterest expense items:		
Voluntary years of service incentive program expenses		3,553
Net income (core) (a non-GAAP measure)	$	14,230
Add: Tax-effected amortization and impairment of intangible assets		741
Net tangible income (core) (*numerator*)	$	14,971
Average shareholders' equity	$	572,086
Less: Average Noncontrolling interest		685
Less: Average goodwill and intangible assets		(206,716)
Net average tangible equity (*denominator*)	$	366,055
Return on tangible equity (core) (a non-GAAP measure)		**16.59%**
Calculation of Return on Average Assets (core)		
Return on average assets (GAAP)		0.95%
Effect of adjustment to GAAP net income to core net income		0.32%
Return on average assets (core)		**1.27%**

	As of or For the Three Months Ended	As of or For the Twelve Months Ended				
	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Calculation of Tax-equivalent net interest margin adjusting for the impact of purchase accounting						
Tax-equivalent net interest margin	3.75%	3.80%	3.69%	3.76%	3.75%	3.93%
Effect of fair value marks	0.21%	0.24%	0.07%	0.13%	0.18%	0.14%
Tax-equivalent net interest margin adjusting for the impact of purchase accounting	**3.54%**	**3.56%**	**3.62%**	**3.63%**	**3.57%**	**3.79%**

BRYN MAWR TRUST | 5 | 1Q2019